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                                                                   EXHIBIT 10.15

                               SCREAMINGMEDIA INC.
                            MANAGEMENT INCENTIVE PLAN

1.       Purpose.

                  The purpose of the ScreamingMedia Inc. Management Incentive Plan is to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of individual officers and other key employees in fulfilling their personal responsibilities for long-range achievements.

2.       Definitions.

                  The following terms, as used herein, shall have the following meanings:

         (a) "Affiliate" shall mean any entity, whether now or hereafter existing, that controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the voting power of the entity.

         (b) "Annual Base Salary" shall mean the base salary paid to a Participant during any Performance Period.

         (c) "Award" shall mean an annual incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

         (d) "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

         (e)      "Board" shall mean the Board of Directors of the Company.

         (f) "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred: (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person
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                  any securities acquired directly from the Company)
                  representing 25% or more of the voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (iii) below; (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

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         (h)      "Committee" shall mean the Compensation Committee of the
                  Board.

         (i) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

         (j)      "Company" shall mean ScreamingMedia Inc. and its successors.

         (k) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

         (l)      "Effective Date" shall have the meaning set forth in Section
                  6(l).

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Executive Officer" shall mean those employees of the Company who are its executive officers for purposes of Section 16 of the Exchange Act.

         (o) "Participant" shall mean an officer or other key employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

         (p) "Performance Goals" shall mean performance goals determined by the Committee in its sole discretion. Such goals may be based on one or more or none of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Common Stock price appreciation; (viii) implementation or completion of critical projects or processes; (ix) comparison of actual performance during a performance period against budget for such period; (x) growth of revenue, which growth may be expressed in terms of absolute numbers and/or as a percentage increase; or (xi) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease; provided that with respect to clauses (x) and (xi), such achievement may be measured against budget for the same period. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied

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                  to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, however, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

         (q) "Performance Period" shall mean the Company's fiscal year or such other period as the Committee shall determine in its sole discretion.

         (r) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         (s) "Plan" shall mean the ScreamingMedia Inc. Management Incentive Plan, as amended from time to time.

         (t) "Subsidiary" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

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3.       Administration.

                  The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  The Committee shall consist of two or more persons, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

                  No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.


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4.       Eligibility.

                  Awards may be granted to officers and other key employees of the Company selected by the Committee in its sole discretion. Subject to Section 5, in determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       Terms of Awards.

                  Awards granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.

                  (a) In General. The Committee shall specify with respect to a Performance Period the Performance Goals applicable to each Award and minimum, target and maximum levels applicable to each Performance Goal. The minimum level reflects the level of performance at which 80% of the performance goal is achieved and below which no payment shall be made; the target level reflects the level of performance at which 100% of the Performance Goal is achieved; and the maximum level reflects the level of performance at which 150% of the Performance Goal is achieved. Awards for any Performance Period may be expressed as a dollar amount or as a percentage of the Participant's Annual Base Salary. Unless otherwise provided by the Committee in connection with specified terminations of employment, or except as set forth in Section 6(f), payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

                  (b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of Awards granted for a Performance Period be made to a Participant who is a Covered Employee in an amount that exceeds 150% of such Participant's Annual Base Salary.

                  (c) Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash, within a reasonable period after the end of the Performance Period; provided, however, that in order to receive such payment, a Participant must be employed by the Company or one of its Affiliates on the day such payment is to be made. In addition, in the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.


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6.General Provisions.

                  (a) Compliance With Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

                  (b) Nontransferability. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution.

                  (c) No Right to Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

                  (d) Withholding Taxes. The Company shall have the right to withhold the amount of any taxes that the Company may be required to withhold before delivery of payment of an Award to the Participant or other person entitled to such payment, or to make such other arrangements for the withholding of taxes that the Company deems satisfactory.

                  (e) Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan.

                  (f) Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a Change in Control shall occur, the Performance Period outstanding at the time of such Change in Control shall be deemed to have been completed, the maximum level of performance set forth under the respective Performance Goals shall be deemed to have been attained and a

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pro rata portion (based on the number of full and partial months that have elapsed with respect to each Performance Period) of each outstanding Award granted to each Participant for the outstanding Performance Period shall become payable in cash to each Participant within ten business days following such change in control, regardless of whether such Participant is employed by the Company or any successor or affiliate as of such date.

                  (g) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment among Participants.

                  (h) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                  (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

                  (j) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

                  (k) Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

                  (l) Effective Date. The Plan shall take effect upon its adoption by the Board.

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